                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9159

Name of Fund: Merrill Lynch Large Cap Growth V.I. Fund

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill
         Lynch Large Cap Growth V.I. Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND OF MERCURY V.I. FUNDS, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2003

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Semi-Annual Report -- June 30, 2003
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Growth Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

For the six months ended June 30, 2003, the Fund's Class A Shares had a total return of +12.16%, underperforming the +13.09% return of the unmanaged benchmark, the Russell 1000 Growth Index. The principal theme to our modest underperformance in the period was poor stock selection in the consumer discretionary sector. Overall, for managers of equity portfolios, it was a challenging six months. The volatile, downward trending markets in the first quarter of 2003 reversed course toward the end of the second quarter and pulled the major indexes into positive territory for the year-to-date period ended June 30, 2003. Notwithstanding the difficult political and economic environment, we stuck to our discipline and kept our focus on investing in what we believe are high-quality companies with good earnings delivery.

The largest significant positive contributor to performance was stock selection in industrials. The main detractor to performance was stock selection in consumer discretionary and information technology. At the individual security level, the greatest positive contributors to performance were CheckFree Corp., Career Education Corporation, AdvancePCS, Macromedia, Inc. and UTStarcom Inc. The most significant detractors to performance were Charles River Laboratories International, Inc., Coca-Cola Enterprises Inc. and BMC Software, Inc. The portfolio's underweight in Intel Corporation also had a negative impact on performance.

During the course of the period, we added to the cyclicality of the portfolio in anticipation of economic recovery. Consequently, relative to the benchmark, we significantly increased our weighting in information technology. The increase in the Fund's technology exposure was primarily funded by reductions in consumer staples and industrials. Our largest purchases included Amgen Inc., Oracle Corporation, D.R. Horton, Inc., First Data Corporation and Pfizer Inc. Our largest sales included Sprint Corp. (PCS Group), H & R Block, Inc., The Procter & Gamble Company and QUALCOMM Incorporated. We believe we are positioned with companies that can provide good earnings delivery that are selling at reasonable prices, and we are encouraged by recent performance in the portfolio as a reflection of our confidence. At June 30, 2003, our most sizeable overweights were in consumer discretionary and health care, while our largest underweights were in consumer staples and financials.

ECONOMIC ENVIRONMENT

As for the current market environment, there continues to be a powerful tug-of-war between massive policy reflation and the lingering after effects of the various shocks that have hit the economy during the past three years. The sharp drop in interest rates and tax cuts have been successful in sustaining consumer spending, but have not yet managed to trigger a rebound in business spending. Corporate executives remain cautious, focused more on cost cutting and balance sheet restructuring than on expanding. Nevertheless, we believe that business confidence should gradually revive in the second half of the year, aided by a continued improvement in profits.

Deflationary concerns may persist for several more months, but we believe that the odds that the economy will fall into a Japanese-style slump are low. In our opinion, it is far more likely that economic growth will surprise on the upside in the next year as the latest tax cuts take effect and the manufacturing sector responds to the competitive boost from a lower dollar. Recent gains in the

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Semi-Annual Report -- June 30, 2003
--------------------------------------------------------------------------------

stock market suggest that investors are already discounting an improvement in economic activity and earnings. Nonetheless, the rally has further to go on a cyclical basis given that monetary conditions will remain easy for an extended period.

There is a tendency to presume that monetary policy has been ineffective considering the economy's softness during the first half of 2003. Some have argued that if the economy is still growing sluggishly after all the monetary and fiscal stimulus, why should we expect any improvements in the months and quarters ahead? The U.S. economy has endured an extraordinary barrage of negative shocks in recent years, beginning with the bursting of one of the past century's greatest asset bubbles. This was followed by the September 11, 2001 terrorist attacks, a damaging spate of corporate scandals, two wars and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

The Federal Reserve Board's attempts to keep the economy away from deflation have led to a new phase of monetary policy. Having pushed short-term interest rates to 1%, we believe that the Federal Reserve Board is intent on making sure that long-term interest rates stay down until the economy moves onto a more solid foundation. The Federal Reserve Board is trying to convince investors that they need not fear an early tightening in policy, even in the face of an acceleration in economic growth. However, investors know that a sustained move to above-trend economic growth will set the clock ticking for an eventual change in Federal Reserve Board policy. Long-term U.S. Treasury bonds are overvalued at current yields, and the market is displaying the characteristic aspects of a bubble. The ten-year yield is unlikely to return to its recent low of 3.1%, but a sustained major sell-off is unlikely until investors start to discount a Federal Reserve Board tightening. At that point, there could be a rise in yields as investors exit for the bond market. We believe that the Federal Reserve Board will work hard to ensure that this does not happen for some time in order to keep the housing market firm until business spending recovers.

The stimulative monetary environment is positive for the stock market. Equity prices became over-bought following their 26% rise between mid-March and mid-June 2003, and it is possible that they could correct further in the near term. Nevertheless, the cyclical rally has further to run. The flow of money out of short-term assets is bound to gather pace as investors lose patience with near-zero returns. The cash mountain has likely peaked, but there is still $5 trillion sitting in money market funds and savings deposits. Some of this money is bound to leak into stocks as greed overtakes fear as the principal emotion guiding investors' asset allocation. Bouyant liquidity is not enough to instill renewed confidence in stocks. There also needs to be enough of an improvement in the earnings outlook to boost investor optimism. Fortunately, that is occurring as Standard & Poor's 500 operating earnings rose by 15% during the past 12 months, and analysts' expectations of forward earnings are creeping higher. Moreover, the quality of earnings is finally improving with negligible write-offs in the first quarter.

MARKET OUTLOOK

We believe that buoyant liquidity conditions will be the driving force behind market developments in the next several quarters. The Federal Reserve Board will be keeping short-term interest rates far below equilibrium levels in order to "guarantee" stronger economic growth. Investors will feel increasingly comfortable in taking on more portfolio risk as the economy responds to policy reflation. The equity market will be an obvious beneficiary, but money should also continue to flow into corporate bonds and real estate.

IN CONCLUSION

On July 7, 2003, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will reorganize, along with

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Semi-Annual Report -- June 30, 2003
--------------------------------------------------------------------------------

Focus Twenty V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and become Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. We appreciate your investment in Merrill Lynch Large Cap Growth V.I. Fund.

Sincerely,

[/s/ Terry K. Glenn]                                      [/s/ Robert C. Doll, Jr.]
  Terry K. Glenn                                          Robert C. Doll, Jr.
  President and Director                                  Senior Vice President and Portfolio Manager

July 29, 2003

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Performance Information as of June 30, 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*

----------------------------------------------------------------------
CLASS A SHARES                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/03                                         -1.77%
----------------------------------------------------------------------
Inception (4/30/99) to 6/30/03                                 -5.44%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RECENT PERFORMANCE RESULTS

-------------------------------------------------------------------------------------------------------------
                                                                6-MONTH         12-MONTH      SINCE INCEPTION
                    AS OF JUNE 30, 2003                       TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Class A Shares*                                                 + 12.16%         -1.77%           -20.80%
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                                     + 13.09%        + 2.94%           -37.05%
-------------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.
** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total return is from 4/30/99.
Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2003
--------------------------------------------------------------------------------

                                 SHARES                                                                          PERCENT OF
INDUSTRY++                         HELD                       COMMON STOCKS                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS          15,200    C.H. Robinson Worldwide, Inc. .....................    $   540,512        0.9%
---------------------------------------------------------------------------------------------------------------------------
BEVERAGES                        24,100    Coca-Cola Enterprises Inc. ........................        437,415        0.8
                                 19,300    +Constellation Brands, Inc. (Class A)..............        606,020        1.0
                                                                                                  -----------      -----
                                                                                                    1,043,435        1.8
---------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                    18,500    +Amgen Inc. .......................................      1,229,140        2.1
                                 10,300    +Genentech, Inc. ..................................        742,836        1.3
                                 14,000    +Invitrogen Corporation............................        537,180        1.0
                                                                                                  -----------      -----
                                                                                                    2,509,156        4.4
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &            10,300    +Apollo Group, Inc. (Class A)......................        636,128        1.1
SUPPLIES                          9,100    +Career Education Corporation......................        622,622        1.1
                                 26,400    Total System Services, Inc. .......................        588,720        1.0
                                                                                                  -----------      -----
                                                                                                    1,847,470        3.2
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   22,200    +Cisco Systems, Inc. ..............................        370,518        0.6
EQUIPMENT                        22,500    +Emulex Corporation................................        512,325        0.9
                                 34,300    +Juniper Networks, Inc. ...........................        424,291        0.7
                                 17,000    +UTStarcom, Inc. ..................................        604,690        1.1
                                                                                                  -----------      -----
                                                                                                    1,911,824        3.3
---------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                      40,700    +Dell Computer Corporation.........................      1,300,772        2.2
PERIPHERALS                       9,800    +Lexmark International Group, Inc. ................        693,546        1.2
                                 23,100    +Storage Technology Corporation....................        594,594        1.0
                                 23,300    +VERITAS Software Corporation......................        668,011        1.2
                                                                                                  -----------      -----
                                                                                                    3,256,923        5.6
---------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &                    9,800    +Jacobs Engineering Group Inc. ....................        413,070        0.7
ENGINEERING
---------------------------------------------------------------------------------------------------------------------------
CONTAINERS &                     11,900    Ball Corporation...................................        541,569        0.9
PACKAGING
---------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                       38,100    +Arrow Electronics, Inc. ..........................        580,644        1.0
EQUIPMENT &                      42,900    PerkinElmer, Inc. .................................        592,449        1.0
INSTRUMENTS                      25,600    +Thermo Electron Corporation.......................        538,112        1.0
                                                                                                  -----------      -----
                                                                                                    1,711,205        3.0
---------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                  123,700    +Rite Aid Corporation..............................        550,465        0.9
RETAILING                        11,500    Wal-Mart Stores, Inc. .............................        617,205        1.1
                                                                                                  -----------      -----
                                                                                                    1,167,670        2.0
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                      15,700    Becton, Dickinson and Company......................        609,945        1.1
EQUIPMENT &                      54,000    +Cytyc Corporation.................................        568,080        1.0
SUPPLIES                         15,500    +Fisher Scientific International Inc. .............        540,950        0.9
                                 12,100    Guidant Corporation................................        537,119        0.9
                                 11,600    +St. Jude Medical, Inc. ...........................        667,000        1.2
                                 10,500    +Varian Medical Systems, Inc. .....................        604,485        1.0
                                                                                                  -----------      -----
                                                                                                    3,527,579        6.1
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                      17,000    +AdvancePCS........................................        649,910        1.1
PROVIDERS & SERVICES             22,300    +DaVita, Inc. .....................................        597,194        1.0
                                  8,700    +Express Scripts, Inc. ............................        594,384        1.0
                                 19,300    Omnicare, Inc. ....................................        652,147        1.2
                                 15,400    +Oxford Health Plans, Inc. ........................        647,262        1.2
                                  8,300    +WellPoint Health Networks Inc. ...................        699,690        1.2
                                                                                                  -----------      -----
                                                                                                    3,840,587        6.7
---------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &            19,200    Applebee's International, Inc. ....................        603,456        1.1
LEISURE                          15,900    GTECH Holdings Corporation.........................        598,635        1.0
                                  7,000    International Game Technology......................        716,310        1.2
                                                                                                  -----------      -----
                                                                                                    1,918,401        3.3
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES               20,100    D.R. Horton, Inc. .................................        564,810        1.0
                                  7,900    Lennar Corporation (Class A).......................        564,850        1.0
                                  1,500    +NVR, Inc. ........................................        616,500        1.0
                                                                                                  -----------      -----
                                                                                                    1,746,160        3.0
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                5,900    Church & Dwight Co., Inc. .........................        193,107        0.3
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2003 (Continued)
--------------------------------------------------------------------------------

                                 SHARES                                                                          PERCENT OF
INDUSTRY++                         HELD                       COMMON STOCKS                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
IT SERVICES                      11,300    +Affiliated Computer Services, Inc. (Class A)......    $   516,749        0.9%
                                 22,500    +CheckFree Corp. ..................................        626,400        1.1
                                 23,100    First Data Corporation.............................        957,264        1.7
                                 48,100    +Unisys Corporation................................        590,668        1.0
                                                                                                  -----------      -----
                                                                                                    2,691,081        4.7
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                       80,000    General Electric Company...........................      2,294,400        4.0
CONGLOMERATES
---------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG               18,700    +Amazon.com, Inc. .................................        682,363        1.2
RETAIL                            6,900    +eBay Inc. ........................................        718,842        1.2
                                                                                                  -----------      -----
                                                                                                    1,401,205        2.4
---------------------------------------------------------------------------------------------------------------------------
MEDIA                            14,600    +Getty Images, Inc. ...............................        602,980        1.1
---------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                 35,500    Dollar General Corporation.........................        648,230        1.1
---------------------------------------------------------------------------------------------------------------------------
OIL & GAS                        13,600    Pogo Producing Company.............................        581,400        1.0
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                  12,800    +Forest Laboratories, Inc. ........................        700,800        1.2
                                 14,000    Johnson & Johnson..................................        723,800        1.3
                                 10,600    Medicis Pharmaceutical (Class A)...................        601,020        1.0
                                 24,400    Merck & Co., Inc. .................................      1,477,420        2.6
                                 64,500    Pfizer Inc. .......................................      2,202,675        3.8
                                 29,000    +SICOR Inc. .......................................        589,860        1.0
                                 14,900    +Watson Pharmaceuticals, Inc. .....................        601,513        1.1
                                                                                                  -----------      -----
                                                                                                    6,897,088       12.0
---------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                 44,500    +Amkor Technology, Inc. ...........................        584,730        1.0
SEMICONDUCTOR                    25,800    Intel Corporation..................................        536,227        0.9
EQUIPMENT                        30,700    +National Semiconductor Corporation................        605,404        1.1
                                                                                                  -----------      -----
                                                                                                    1,726,361        3.0
---------------------------------------------------------------------------------------------------------------------------
SOFTWARE                         16,000    Adobe Systems Incorporated.........................        513,120        0.9
                                 44,200    +BEA Systems, Inc. ................................        480,012        0.9
                                  9,800    Fair, Isaac and Company, Incorporated..............        504,210        0.9
                                 28,200    +Macromedia, Inc. .................................        593,328        1.0
                                 63,300    Microsoft Corporation..............................      1,621,113        2.8
                                 96,400    +Oracle Corporation................................      1,158,728        2.0
                                 10,300    +Synopsys, Inc. ...................................        637,055        1.1
                                                                                                  -----------      -----
                                                                                                    5,507,566        9.6
---------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                 21,300    +Abercrombie & Fitch Co. (Class A).................        605,133        1.1
                                 26,700    +AutoNation, Inc. .................................        419,724        0.7
                                 31,900    Blockbuster Inc. (Class A).........................        537,515        0.9
                                 44,800    Foot Locker, Inc. .................................        593,600        1.0
                                 40,500    The Gap, Inc. .....................................        759,780        1.3
                                 16,800    The Home Depot, Inc. ..............................        556,416        1.0
                                 30,000    +Staples, Inc. ....................................        550,500        1.0
                                                                                                  -----------      -----
                                                                                                    4,022,668        7.0
---------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &              11,900    +Coach, Inc. ......................................        591,906        1.0
LUXURY GOODS                     10,900    +Columbia Sportswear Company.......................        560,369        1.0
                                 11,000    +The Timberland Company (Class A)..................        581,460        1.0
                                                                                                  -----------      -----
                                                                                                    1,733,735        3.0
---------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE               20,800    Fannie Mae.........................................      1,402,752        2.4
FINANCE                          21,500    New York Community Bancorp, Inc. ..................        625,435        1.1
                                                                                                  -----------      -----
                                                                                                    2,028,187        3.5
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                         80,900    +AT&T Wireless Services Inc. ......................        664,189        1.2
TELECOMMUNICATION                41,400    +Nextel Communications, Inc. (Class A).............        748,512        1.3
SERVICES

                                                                                                  -----------      -----
                                                                                                    1,412,701        2.5
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS (COST -- $52,125,283)..........     57,716,270      100.1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2003 (Concluded)
--------------------------------------------------------------------------------

                             BENEFICIAL                                                                          PERCENT OF
                               INTEREST                   SHORT-TERM SECURITIES                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                             $  190,915    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                             Series II(a).....................................    $   190,915        0.3%
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL SHORT-TERM SECURITIES
                                           (COST -- $190,915).................................        190,915        0.3
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS (COST -- $52,316,198)............     57,907,185      100.4
                                           LIABILITIES IN EXCESS OF OTHER ASSETS..............       (258,588)      (0.4)
                                                                                                  -----------      -----
                                           NET ASSETS.........................................    $57,648,597      100.0%
                                                                                                  ===========      =====
---------------------------------------------------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------
                                                                 NET       INTEREST
AFFILIATE                                                      ACTIVITY    INCOME
-----------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $   68,541    $1,627
-----------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statement of Assets and Liabilities as of June 30, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $52,316,198)......                    $ 57,907,185
Cash........................................................                           4,475
Receivables:
  Securities sold...........................................    $  1,501,895
  Capital shares sold.......................................          30,860
  Dividends.................................................          28,192
  Interest..................................................             493       1,561,440
                                                                ------------
Prepaid expenses and other assets...........................                           7,950
                                                                                ------------
  Total assets..............................................                      59,481,050
                                                                                ------------
LIABILITIES:
Payables:
  Securities purchased......................................       1,712,361
  Capital shares redeemed...................................          88,021
  Investment adviser........................................          30,956
  Other affiliates..........................................           1,115
                                                                ------------
  Total liabilities.........................................                       1,832,453
                                                                                ------------
NET ASSETS:
Net assets..................................................                    $ 57,648,597
                                                                                ============
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................                    $        744
Paid-in capital in excess of par............................                      74,558,515
Accumulated investment loss -- net..........................    $   (102,525)
Accumulated realized capital losses on investments -- net...     (22,399,124)
Unrealized appreciation on investments -- net...............       5,590,987
                                                                ------------
Total accumulated losses -- net.............................                     (16,910,662)
                                                                                ------------
NET ASSETS..................................................                    $ 57,648,597
                                                                                ============
NET ASSET VALUE:
Class A -- Based on net assets of $57,648,597 and 7,438,266
  shares outstanding........................................                    $       7.75
                                                                                ============

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statement of Operations for the Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends...................................................                $  146,418
Interest....................................................                     1,627
                                                                            ----------
Total income................................................                   148,045
                                                                            ----------
EXPENSES:
Investment advisory fees....................................    $155,731
Professional fees...........................................      31,523
Accounting services.........................................      17,078
Printing and shareholder reports............................      15,309
Custodian fees..............................................      13,350
Directors' fees and expenses................................       8,921
Transfer agent fees.........................................       2,522
Registration fees...........................................       1,173
Pricing fees................................................         439
Other.......................................................       4,524
                                                                --------
Total expenses..............................................                   250,570
                                                                            ----------
Investment loss -- net......................................                  (102,525)
                                                                            ----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                  (389,673)
Change in unrealized appreciation/depreciation on
  Investments -- net........................................                 6,340,043
                                                                            ----------
Total realized and unrealized gain on investments -- net....                 5,950,370
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $5,847,845
                                                                            ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 2003    DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................     $  (102,525)      $   (255,028)
Realized loss on investments -- net.........................        (389,673)        (7,568,199)
Change in unrealized appreciation/depreciation on
  investments -- net........................................       6,340,043         (4,683,967)
                                                                 -----------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................       5,847,845        (12,507,194)
                                                                 -----------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       6,701,001          9,739,419
                                                                 -----------       ------------
NET ASSETS:
Total increase (decrease) in net assets.....................      12,548,846         (2,767,775)
Beginning of period.........................................      45,099,751         47,867,526
                                                                 -----------       ------------
End of period*..............................................     $57,648,597       $ 45,099,751
                                                                 ===========       ============
* Accumulated investment loss -- net........................     $  (102,525)                --
                                                                 ===========       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Financial Highlights
--------------------------------------------------------------------------------

 THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM                                            CLASS A
 INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      -----------------------------------------------------------------------
                                                                                    FOR THE YEAR
                                                         FOR THE SIX             ENDED DECEMBER 31,             FOR THE PERIOD
                                                        MONTHS ENDED     -----------------------------------    APRIL 30,1999+
 INCREASE (DECREASE) IN NET ASSET VALUE:                JUNE 30, 2003     2002          2001          2000     TO DEC. 31, 1999
 ------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period.................     $  6.91       $  9.02       $  9.95       $ 12.03       $ 10.00
                                                           -------       -------       -------       -------       -------
 Investment loss -- net...............................        (.01)++++     (.04)++++     (.03)++++       --++          --++
 Realized and unrealized gain (loss) on
  investments -- net..................................         .85         (2.07)         (.90)        (1.93)         2.10
                                                           -------       -------       -------       -------       -------
 Total from investment operations.....................         .84         (2.11)         (.93)        (1.93)         2.10
                                                           -------       -------       -------       -------       -------
 Less dividends and distributions:
  Investment income -- net............................          --            --            --++          --            --
  In excess of investment income -- net...............          --            --            --            --++        (.04)
  In excess of realized gain on investments -- net....          --            --            --          (.15)         (.03)
                                                           -------       -------       -------       -------       -------
 Total dividends and distributions....................          --            --            --++        (.15)         (.07)
                                                           -------       -------       -------       -------       -------
 Net asset value, end of period.......................     $  7.75       $  6.91       $  9.02       $  9.95       $ 12.03
                                                           =======       =======       =======       =======       =======
 TOTAL INVESTMENT RETURN:**
 Based on net asset value per share...................      12.16%+++    (23.39%)       (9.32%)      (15.95%)       20.94%+++
                                                           =======       =======       =======       =======       =======
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, net of reimbursement.......................       1.05%*        1.18%         1.15%         1.21%         1.25%*
                                                           =======       =======       =======       =======       =======
 Expenses.............................................       1.05%*        1.18%         1.15%         1.34%         2.83%*
                                                           =======       =======       =======       =======       =======
 Investment loss--net.................................       (.43%)*       (.55%)        (.29%)        (.02%)        (.07%)*
                                                           =======       =======       =======       =======       =======
 SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands).............     $57,649       $45,100       $47,868       $51,305       $24,014
                                                           =======       =======       =======       =======       =======
 Portfolio turnover...................................      76.46%       133.57%       172.49%        75.08%        37.25%
                                                           =======       =======       =======       =======       =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.
++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Large Cap Growth V.I. Fund (the "Fund") is a series of Mercury V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

- Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to wash sales and post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets.

For the six months ended June 30, 2003, the Fund reimbursed FAM $561 for certain accounting services.

Certain officers and/or directors of the Corporation are officers and/or directors of FAM, PSI, and/or ML & Co.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were $42,288,372 and $35,745,431, respectively.

Net realized losses for the six months ended June 30, 2003 and net unrealized gains as of June 30, 2003 were as follows:

                                                              REALIZED     UNREALIZED
                                                               LOSSES        GAINS
-------------------------------------------------------------------------------------
Long-term investments.......................................  $(389,673)   $5,590,987
                                                              ---------    ----------
Total investments...........................................  $(389,673)   $5,590,987
                                                              =========    ==========

As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $4,612,389, of which $7,487,378 related to appreciated securities and $2,874,989 related to depreciated securities. At June 30, 2003, the aggregate cost of investments for Federal income tax purposes was $53,294,796.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                                             DOLLAR
CLASS A SHARES FOR THE SIX MONTHS ENDED JUNE 30, 2003          SHARES        AMOUNT
--------------------------------------------------------------------------------------
Shares sold.................................................  1,627,599    $11,728,852
Shares redeemed.............................................   (715,065)    (5,027,851)
                                                              ---------    -----------
Net increase................................................    912,534    $ 6,701,001
                                                              =========    ===========

                                                                              DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2002             SHARES        AMOUNT
---------------------------------------------------------------------------------------
Shares sold.................................................   2,237,991    $17,777,989
Shares redeemed.............................................  (1,018,291)    (8,038,570)
                                                              ----------    -----------
Net increase................................................   1,219,700    $ 9,739,419
                                                              ==========    ===========

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended June 30, 2003.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2002, the Fund had a net capital loss carryforward of $19,848,993, of which $11,984,238 expires in 2009 and $7,864,755 expires in
2010. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

7. REORGANIZATION PLAN:

On July 7, 2003, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will reorganize, along with Focus Twenty V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and become Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Officers and Directors
--------------------------------------------------------------------------------

TERRY K. GLENN-Director and President
DAVID O. BEIM-Director
JAMES T. FLYNN-Director
TODD GOODWIN-Director
GEORGE W. HOLBROOK-Director
W. CARL KESTER-Director
KAREN P. ROBARDS-Director
ROBERT C. DOLL, JR.-Senior Vice President
DONALD C. BURKE-Vice President and Treasurer
PHILLIP S. GILLESPIE-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
800-637-3863

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Large Cap Growth V.I. Fund of
Mercury V.I. Funds, Inc.
Box 9011
Princeton, N.J.
08543-9011
[RECYCLE LOGO]  Printed on post-consumer recycled paper           #MERCVI1--6/03

                      [This page intentionally left blank]

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f)If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed - end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 - Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley
        Act. Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Large Cap Growth V.I. Fund

        By: /s/ Terry K. Glenn
           -------------------------------------
           Terry K. Glenn,
           President of
           Merrill Lynch Large Cap Growth V.I. Fund

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By: /s/ Terry K. Glenn
           -------------------------------------
           Terry K. Glenn,
           President of
           Merrill Lynch Large Cap Growth V.I. Fund

        Date: August 21, 2003

        By: /s/ Donald C. Burke
           -------------------------------------
           Donald C. Burke,
           Chief Financial Officer of
           Merrill Lynch Large Cap Growth V.I. Fund

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.